                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                                    FORM 8-K
                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


      Date of Report (Date of earliest event reported):  February 28, 1996



                            CABLE TV FUND 12-B, LTD.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)



         Colorado                          0-13807              84-0969999
         --------                          -------              ----------
(State of Organization)            (Commission File No.)      (IRS Employer
                                                            Identification No.)

P.O. Box 3309, Englewood, Colorado 80155-3309                 (303) 792-3111
---------------------------------------------                 --------------
(Address of principal executive office and Zip Code)           (Registrant's
                                                               telephone no.
                                                           including area code)

Item 2.  Sale of Assets

         On February 28, 1996, Cable TV Fund 12-BCD Venture (the "Venture"), a Colorado joint venture comprised of Cable TV Fund 12-B, Ltd. ("Fund 12-B"), Cable TV Fund 12-C, Ltd. ("Fund 12-C") and Cable TV Fund 12-D, Ltd. ("Fund 12-D"), Colorado limited partnerships, sold the cable television system serving areas in and around Tampa, Florida (the "Tampa System") to Jones Cable Holdings, Inc. ("JCH"), a wholly owned subsidiary of Jones Intercable, Inc., the general partner of each of Fund 12-B, Fund 12-C and Fund 12-D (the "General Partner"). The sales price of the Tampa System was $110,395,667, subject to normal working capital closing adjustments. This price represented the average of three separate, independent appraisals of the fair market value of the Tampa System. Because the Venture's debt arrangements did not allow the Venture to make distributions on the sale of Venture assets, in February 1996 the Venture's debt arrangements were amended to permit a $55,000,000 distribution to the Venture's partners from the sale proceeds, and the balance of the sale proceeds were used to reduce Venture indebtedness. Fund 12-B's portion of this distribution is approximately $5,048,000, of which approximately $3,786,000 will be distributed to limited partners and $1,227,000 will be distributed to the General Partner in April 1996. Fund 12-B also will distribute in April 1996 $1,200,000 of cash on hand, of which $900,000 will be distributed to limited partners and $300,000 will be distributed to the General Partner.
These distributions will give Fund 12-B's limited partners an approximate return of $84 for each $1,000 invested in Fund 12-B. This amount is in addition to the $1,714 for each $1,000 invested in Fund 12-B returned to the limited partners from the sale of another cable television system previously owned by Fund 12-B. Because the Tampa System did not constitute all or substantially all of the Venture's assets, no vote of the limited partners of Fund 12-B was required in connection with this transaction.

         On February 29, 1996, JCH consummated an agreement with Time Warner Entertainment-Advance/Newhouse Partnership ("TWEAN"), an unaffiliated cable television system operator, pursuant to which JCH conveyed the Tampa System, along with certain other cable television systems owned by JCH, and cash in the amount of $3,500,000, subject to normal closing adjustments, to TWEAN in exchange for the cable television systems serving Andrews Air Force Base, Capitol Heights, Cheltenham, District Heights, Fairmount Heights, Forest Heights, Morningside, Seat Pleasant, Upper Marlboro, and portions of Prince Georges County, all in Maryland, and a portion of Fairfax County, Virginia.







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
Item 7.  Financial Statements and Exhibits

         a.       Financial statements of business acquired.
                  Not applicable.

         b.       Pro forma financial information.
                  Pro forma financial information of the Venture showing the effect of the disposition of the Tampa System as of September 30, 1995 is included herein.

         c. Purchase and Sale Agreement dated as of August 11, 1995 between Cable TV Fund 12-BCD Venture and Jones Intercable, Inc. is incorporated by reference from the Annual Report on Form 10-K for fiscal year ended May 31, 1995 of Jones Intercable, Inc. (Commission File No. 1-9953)








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
                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               CABLE TV FUND 12-B, LTD.,
                                               a Colorado limited partnership

                                               By:      Jones Intercable, Inc.
                                                        General Partner


Dated:  March 13, 1996                         By:      /s/ Elizabeth M. Steele
                                                        -----------------------
                                                        Elizabeth M. Steele
                                                        Vice President and
                                                        General Counsel







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





                   UNAUDITED PRO FORMA FINANCIAL INFORMATION
                        OF CABLE TV FUND 12-BCD VENTURE



         The following unaudited pro forma balance sheet assumes that as of September 30, 1995, Cable TV Fund 12-BCD Venture (the "Venture") had sold the cable television system serving areas in and around Tampa, Florida (the "Tampa System") for $110,395,667. The funds available to the Venture, adjusting for the estimated net closing adjustments of the Tampa System, are expected to total approximately $110,041,000. Such funds will be used to repay indebtedness of the Venture, and $55,000,000 will be distributed to the partners of the Venture. The unaudited Pro Forma Statements of Operations assume that the Tampa System was sold as of January 1, 1994. The Venture will continue to own the cable television systems serving areas in and around Albuquerque, New Mexico (the "Albuquerque System") and Palmdale, California (the "Palmdale System").

         The unaudited pro forma financial information should be read in conjunction with the appropriate notes to the unaudited pro forma financial information.

         ALL OF THE FOLLOWING UNAUDITED PRO FORMA FINANCIAL INFORMATION IS BASED UPON AMOUNTS AS OF SEPTEMBER 30, 1995 AND CERTAIN ESTIMATES OF LIABILITIES AT CLOSING. FINAL RESULTS MAY DIFFER FROM SUCH INFORMATION.





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
                          CABLE TV FUND 12-BCD VENTURE

                       UNAUDITED PRO FORMA BALANCE SHEET
                               September 30, 1995

                                                                                    Pro Forma             Pro Forma
                                                               As Reported         Adjustments             Balance
                                                             ---------------      -------------         -------------
ASSETS
Cash and Cash Equivalents                                   $     1,374,870      $    55,000,000       $    56,374,870
Trade Receivables, net                                            3,668,382             (768,796)            2,899,586
Investment in Cable Television Properties:
  Property, plant and equipment, net                            137,859,589          (38,462,803)           99,396,786
  Intangibles, net                                               18,391,114             (738,101)           17,653,013
                                                               ------------        -------------         -------------

    Total investment in cable television properties             156,250,703          (39,200,904)          117,049,799
Deposits, Prepaid Expenses and Deferred Charges                   1,876,528             (222,061)            1,654,467
                                                               ------------        -------------         -------------

Total Assets                                                $   163,170,483      $    14,808,239       $   177,978,722
                                                               ============        =============         =============

LIABILITIES AND PARTNERS' CAPITAL
Liabilities:
  Debt                                                      $   180,699,799      $   (55,041,134)      $   125,658,665
  Accounts payable                                                1,719,602                 -                1,719,602
  Accrued liabilities                                             7,865,430           (1,200,217)            6,665,213
  Subscriber prepayments                                            598,672             (145,173)              453,499
  Accrued Distribution to Partners                                    -               55,000,000            55,000,000
                                                               ------------        -------------         -------------

    Total Liabilities                                           190,883,503           (1,386,524)          189,496,979
                                                               ------------        -------------         -------------

Partners' Deficit                                              (27,713,020)           16,194,763           (11,518,257)
                                                               -----------         -------------         -------------

  Total Liabilities and Partners' Deficit                   $  163,170,483       $    14,808,239       $   177,978,722
                                                              ============         =============         =============





     The accompanying notes to unaudited pro forma financial statements are an integral part of this unaudited balance sheet.




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
                          CABLE TV FUND 12-BCD VENTURE

                  UNAUDITED PRO FORMA STATEMENT OF OPERATIONS
                      For the Year Ended December 31, 1994



                                                                                    Pro Forma            Pro Forma
                                                             As Reported           Adjustments            Balance
                                                           ---------------        -------------        -------------
REVENUES                                                    $    92,823,076      $   (26,122,731)      $    66,700,345
COSTS AND EXPENSES:
  Operating expense                                              56,131,254          (16,836,015)           39,295,239
  Management fees and allocated overhead from
    General Partner                                              11,592,264           (3,268,742)            8,323,522
  Depreciation and Amortization                                  24,658,274           (6,066,366)           18,591,908
                                                              -------------        -------------         -------------

OPERATING INCOME                                                    441,284               48,392               489,676
                                                              -------------        -------------         -------------

OTHER INCOME (EXPENSES):
  Interest expense                                              (13,308,073)           4,050,000            (9,258,073)
  Other, net                                                         (9,453)               4,007                (5,446)
                                                               ------------        -------------          ------------

    Total other income (expense), net                           (13,317,526)           4,054,007            (9,263,519)
                                                               ------------        -------------          ------------

NET LOSS                                                    $   (12,876,242)      $    4,102,399      $     (8,773,843)
                                                               ============         ============          ============





     The accompanying notes to unaudited pro forma financial statements are an integral part of this unaudited statement.



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
                          CABLE TV FUND 12-BCD VENTURE

                  UNAUDITED PRO FORMA STATEMENT OF OPERATIONS
                  For the Nine Months Ended September 30, 1995



                                                                                    Pro Forma         Pro Forma
                                                             As Reported           Adjustments         Balance
                                                           ---------------        -------------     -------------
REVENUES                                                    $    75,237,447      $   (21,240,827)  $    53,996,620
COSTS AND EXPENSES:
  Operating expense                                              43,747,151          (13,189,558)       30,557,593
  Management fees and allocated overhead from
    General Partner                                               8,925,505           (2,508,397)        6,417,108
  Depreciation and Amortization                                  20,106,760           (4,920,383)       15,186,377
                                                              -------------        -------------     -------------

OPERATING INCOME                                                  2,458,031             (622,489)        1,835,542

OTHER INCOME (EXPENSES):
  Interest expense                                              (11,594,350)           3,000,000        (8,594,350)
  Other, net                                                         29,050                 (759)           28,291
                                                              -------------        -------------     -------------

    Total other income (expense), net                           (11,565,300)           2,999,241        (8,566,059)
                                                               ------------        -------------      ------------

NET LOSS                                                    $    (9,107,269)     $     2,376,752   $    (6,730,517)
                                                               ============         ============      ============





     The accompanying notes to unaudited pro forma financial statements are an integral part of this unaudited statement.




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
                          CABLE TV FUND 12-BCD VENTURE

               NOTES TO UNAUDITED PRO FORMA FINANCIAL STATEMENTS

         1) The following calculations present the sale of the Tampa System and the resulting estimated proceeds expected to be received by the Venture.

         2) The unaudited pro forma balance sheet assumes that the Venture had sold the Tampa System for $110,395,667 as of September 30, 1995. The unaudited statements of operations assume that the Venture had sold the Tampa System as of January 1, 1994.

         3) The estimated gain recognized from the sale of the Tampa System and corresponding estimated distribution to limited partners as of September 30, 1995 has been computed as follows:

GAIN ON SALE OF ASSETS:

Contract sales price                                                                 $     110,395,667
Less:    Net book value of investment in cable television properties
         at September 30, 1995                                                              39,200,904
                                                                                       ---------------

Gain on sale of assets                                                               $      71,194,763
                                                                                       ===============

DISTRIBUTIONS TO PARTNERS:
Contract sales price                                                                 $     110,395,667
Working Capital Adjustment:
Add:     Trade receivables, net                                                                768,796
         Prepaid expenses                                                                      222,061
Less     Accrued liabilities                                                                (1,200,217)
         Subscriber prepayments                                                               (145,173)
                                                                                        --------------

Adjusted cash received                                                                     110,041,134
Less:    Repayment of outstanding debt to third parties                                    (55,041,134)
                                                                                        --------------

Cash available for distribution                                                      $      55,000,000
                                                                                       ===============

Distribution to Cable TV Fund 12-B, Ltd.                                             $       5,049,000
                                                                                       ===============

Distribution to Cable TV Fund 12-C, Ltd.                                             $       8,404,000
                                                                                       ===============

Distribution to Cable TV Fund 12-D, Ltd.                                             $      41,547,000
                                                                                       ===============

         4) The Pro Forma Statements of Operations reflect the sale of the Tampa System and the repayment of approximately $55,041,000 of debt with proceeds of such sale. The Venture will continue to own and operate the Albuquerque System and the Palmdale System.





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